EX-99.B-77Q1(a)(d)

                    UNITED MUNICIPAL HIGH INCOME FUND, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)
                    Articles Supplementary filed by EDGAR on July 2, 1999, as Exhibit EX-99.B(a)mhartsup to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (incorporated by reference herein).